Exhibit 99.1

Sonic Automotive Reports Second Quarter 2025 Financial Results

EchoPark Reports All-Time Record Quarterly Segment Income and Adjusted EBITDA*

Previously Announced Acquisition of Four Jaguar Land Rover Dealerships in California Makes Sonic the Largest Jaguar Land Rover Volume Retailer in the U.S. and is Expected to Add Approximately $500 Million in Annualized Revenues

CHARLOTTE, N.C. – July 24, 2025 – Sonic Automotive, Inc. (“Sonic Automotive,” “Sonic,” the “Company,” “we” “us” or “our”) (NYSE:SAH), one of the nation’s largest automotive retailers, today reported financial results for the second quarter ended June 30, 2025.

Second Quarter 2025 Financial Summary
•Second quarter record total revenues of $3.7 billion, up 6% year-over-year; total gross profit of $602.2 million, up 12% year-over-year
•Primarily as a result of a $172.4 million non-cash pre-tax franchise asset impairment charge, reported net loss in the second quarter was $45.6 million, down 211% year-over-year ($1.34 loss per share, down 214% year-over-year)
▪In addition to the non-cash pre-tax impairment charge, reported net loss for the second quarter of 2025 includes a $4.1 million pre-tax charge related to storm damage and a $2.4 million pre-tax disposition-related loss, offset partially by a $10.0 million pre-tax gain from cyber insurance proceeds and a $0.8 million pre-tax gain on the sale of real estate (collectively, these items are partially offset by a $46.3 million tax benefit on the above net charge)
▪Reported net income for the second quarter of 2024 includes the effect of an $11.6 million pre-tax excess compensation expense related to the CDK Global software outage, a $3.6 million pre-tax charge related to storm damage, a $1.4 million non-cash pre-tax impairment charge, and a $0.7 million pre-tax charge for severance expense, offset partially by a $3.6 million pre-tax gain related to the exit of leases and sale of real estate at previously closed EchoPark Segment stores (collectively, these items are partially offset by a $3.6 million tax benefit on the above net charge)
◦Excluding the above items, adjusted net income* for the second quarter of 2025 was $76.2 million, up 49% year-over-year ($2.19 adjusted earnings per diluted share*, up 49% year-over-year)
◦In the prior year, the CDK Global software outage reduced second quarter 2024 GAAP income before taxes by an estimated $30.0 million, and net income by an estimated $22.2 million, or $0.64 in earnings per diluted share.
▪Approximately $11.6 million ($0.25 in earnings per diluted share) of the pre-tax CDK impact on the second quarter of 2024 was related to excess compensation paid to our teammates as a result of the CDK outage, which is included as a reconciling item in the non-GAAP reconciliation tables below
•Total reported selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 68.5% (68.3% on a Franchised Dealerships Segment basis, 68.0% on an EchoPark Segment basis, and 81.1% on a Powersports Segment basis)
▪Total adjusted SG&A expenses as a percentage of gross profit* of 69.2% (68.9% on a Franchised Dealerships Segment basis, 69.3% on an EchoPark Segment basis, and 81.1% on a Powersports Segment basis)

•EchoPark Segment revenues of $508.6 million, down 2% year-over-year; second quarter record EchoPark Segment total gross profit of $62.1 million, up 22% year-over-year; EchoPark Segment retail used vehicle unit sales volume of 16,742, up 1% year-over-year
•Reported EchoPark Segment income of $11.7 million, as compared to $3.9 million in the prior year period, a 200% improvement year-over-year
◦Adjusted EchoPark Segment income* of $10.9 million, as compared to $1.4 million in the prior year period, a 679% improvement year-over-year
•All-time record quarterly EchoPark Segment adjusted EBITDA* of $16.4 million, as compared to $7.2 million adjusted EBITDA* in the prior year period, up 128% year-over-year,
•Previously announced acquisition of Jaguar Land Rover Los Angeles, Jaguar Land Rover Newport Beach, Jaguar Land Rover San Jose, and Land Rover Pasadena on June 30, 2025 is expected to add approximately $500 million in annualized revenues to Sonic's Franchised Dealerships Segment
•Sonic’s Board of Directors approved a 9% increase to the quarterly cash dividend, to $0.38 per share, payable on October 15, 2025 to all stockholders of record on September 15, 2025

* Represents a non-GAAP financial measure — please refer to the discussion and reconciliation of non-GAAP financial measures below.

Commentary
David Smith, Chairman and Chief Executive Officer of Sonic Automotive, stated, “I am very proud of our team's effort in the second quarter, driving record second quarter consolidated revenues and another all-time record quarterly adjusted EBITDA* in our EchoPark Segment. These results validate our efforts to deliver an outstanding experience for our guests and teammates, grow our long-term EchoPark volume and profitability, gain market share in our franchised dealerships and powersports segments, and optimize our expense structure in order to create long-term value for our stakeholders. The acquisition of four Jaguar Land Rover stores cements Sonic as the largest Jaguar Land Rover volume retailer in the U.S. and enhances our brand portfolio in the coveted California luxury market. While there is uncertainty around the future impact of tariffs on consumer demand, vehicle pricing, gross margins, and inventory levels, our team remains committed to executing our strategy and adapting to changes in our business, as we have done for much of our company's history.”

Jeff Dyke, President of Sonic Automotive, commented, “Our Franchised Dealerships Segment generated second quarter record total revenues, and all-time record quarterly fixed operations gross profit and F&I gross profit, which combined to account for nearly 75% of our total gross profit mix. Our EchoPark team continued to excel in the second quarter, achieving a second consecutive quarter of all-time record quarterly segment income and adjusted EBITDA*. In our Powersports Segment, we are encouraged by the early results of our investment in modernizing our inventory management and marketing processes, which we believe will help make this year's 85th Sturgis Motorcycle Rally our most successful rally yet.”

Heath Byrd, Chief Financial Officer of Sonic Automotive, added, “As of June 30, 2025, we had approximately $210 million in cash and floor plan deposits on hand, with total liquidity of approximately $775 million, before considering unencumbered real estate. Our focus on maintaining a strong balance sheet and liquidity position allowed us to complete the acquisition of four Jaguar Land Rover dealerships in the second quarter using cash on hand, and we remain focused on deploying capital via a diversified growth strategy across our Franchised Dealerships, EchoPark, and Powersports Segments to grow our revenue base and enhance shareholder returns.”

Second Quarter 2025 Segment Highlights
The financial measures discussed below are results for the second quarter of 2025 with comparisons made to the second quarter of 2024, unless otherwise noted.
•Franchised Dealerships Segment operating results include:
•Same store revenues up 6%; same store gross profit up 9%
•Same store retail new vehicle unit sales volume up 5%; same store retail new vehicle gross profit per unit down 6%, to $3,391
•Same store retail used vehicle unit sales volume down 4%; same store retail used vehicle gross profit per unit up 3%, to $1,590
•Same store parts, service and collision repair (“Fixed Operations”) gross profit up 12%; same store customer pay gross profit up 9%; same store warranty gross profit up 34%; same store Fixed Operations gross profit margin up 90 basis points, to 51.3%
•Same store finance and insurance (“F&I”) gross profit up 15%; same store F&I gross profit per retail unit of $2,718, up 14%
•On a trailing quarter cost of sales basis, the Franchised Dealerships Segment had 54 days’ supply of new vehicle inventory (including in-transit) and 35 days’ supply of used vehicle inventory
•EchoPark Segment operating results include:
•Revenues of $508.6 million, down 2%; second quarter record gross profit of $62.1 million, up 22%
•Retail used vehicle unit sales volume of 16,742, up 1%
•All-time record quarterly reported segment income of $11.7 million, all-time record quarterly adjusted segment income* of $10.9 million, and all-time record quarterly adjusted EBITDA* of $16.4 million
•On a trailing quarter cost of sales basis, the EchoPark Segment had 41 days’ supply of used vehicle inventory
•Powersports Segment operating results include:
•First quarter record revenues of $48.1 million, up 21%; gross profit of $12.5 million, up 17%
•Segment income of $0.0 million, a 100% decrease from segment income of $0.5 million in the prior year period, and adjusted EBITDA* of $2.0 million, a 13% decrease from adjusted EBITDA* of $2.3 million in the prior year period

* Represents a non-GAAP financial measure — please refer to the discussion and reconciliation of non-GAAP financial measures below.

Dividend
Sonic’s Board of Directors approved a 9% increase to the quarterly cash dividend, to $0.38 per share, payable on October 15, 2025 to all stockholders of record on September 15, 2025.

Second Quarter 2025 Earnings Conference Call
Senior management will hold a conference call today at 11:00 A.M. (Eastern). Investor presentation and earnings press release materials will be accessible beginning prior to the conference call on the Company’s website at ir.sonicautomotive.com.

To access the live webcast of the conference call, please go to ir.sonicautomotive.com and select the webcast link at the top of the page. For telephone access to this conference call, please dial (877) 407-8289 (domestic) or +1 (201) 689-8341 (international) and ask to be connected to the Sonic Automotive Second Quarter 2025 Earnings Conference Call. Dial-in access remains available throughout the live call; however, to ensure you are connected for the full call we suggest dialing in at least 10 minutes before the start of the call. A webcast replay will be available following the call for 14 days at ir.sonicautomotive.com.

About Sonic Automotive
Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, North Carolina, is on a quest to become the most valuable diversified automotive retail and service brand in America. Our Company culture thrives on creating, innovating, and providing industry-leading guest experiences, driven by strategic investments in technology, teammates, and ideas that ultimately fulfill ownership dreams, enrich lives, and deliver happiness to our guests and teammates. As one of the largest automotive and powersports retailers in America, we are committed to delivering on this goal while pursuing expansive growth and taking progressive measures to be the leader in these categories. Our new platforms, programs, and people are set to drive the next generation of automotive and powersports experiences. More information about Sonic Automotive can be found at www.sonicautomotive.com and ir.sonicautomotive.com.

About EchoPark Automotive
EchoPark Automotive is one of the most comprehensive retailers of nearly new pre-owned vehicles in America today. Our unique business model offers a best-in-class shopping experience and utilizes one of the most innovative technology-enabled sales strategies in our industry. Our approach provides a personalized and proven guest-centric buying process that consistently delivers award-winning guest experiences and superior value to car buyers nationwide, with savings of up to $3,000 versus the competition. Consumers have responded by putting EchoPark among the top national pre-owned vehicle retailers in products, sales, and service, while receiving the 2023 Consumer Satisfaction Award from DealerRater. EchoPark’s mission is in the name: Every Car, Happy Owner. This drives the experience for guests and differentiates EchoPark from the competition. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements
Included herein are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements address our future objectives, plans and goals, as well as our intent, beliefs and current expectations regarding future operating performance, results and events, and can generally be identified by words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “foresee” and other similar words or phrases. You should not place undue reliance on these statements, and you are cautioned that these forward-looking statements are not guarantees of future performance. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, the effects of tariffs on vehicle and parts pricing and supply, the effects of tariffs on consumer demand, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and changes in interest rates, new and used vehicle industry sales volume, future levels of consumer demand for new and used vehicles, anticipated future growth in each of our operating segments, the success of our operational strategies and investment in new technologies, the rate and timing of overall economic expansion or contraction, the integration of acquisitions, cybersecurity incidents and other disruptions to our information systems, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC. Due to rounding, numbers presented throughout this and other documents may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Non-GAAP Financial Measures
This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income, adjusted earnings per diluted share, adjusted SG&A expenses as a percentage of gross profit, adjusted segment income, and adjusted EBITDA. As required by SEC rules, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the schedules included in this press release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Company Contacts
Investor Inquiries:
Heath Byrd, Executive Vice President and Chief Financial Officer
Danny Wieland, Vice President, Investor Relations & Financial Reporting
ir@sonicautomotive.com

Press Inquiries:
Sonic Automotive Media Relations
media.relations@sonicautomotive.com

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Results of Operations - Consolidated

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2025	2024	% Change	2025	2024	% Change
	(In millions, except per share amounts)
Revenues:
Retail new vehicles	$1,666.1	$1,552.6	7%	$3,322.4	$3,008.4	10%
Fleet new vehicles	29.4	26.2	12%	51.5	45.8	12%
Total new vehicles	1,695.5	1,578.8	7%	3,373.9	3,054.2	10%
Used vehicles	1,180.7	1,186.2	—%	2,405.7	2,401.8	—%
Wholesale vehicles	83.3	71.3	17%	166.1	148.6	12%
Total vehicles	2,959.5	2,836.3	4%	5,945.7	5,604.6	6%
Parts, service and collision repair	495.6	444.1	12%	970.0	890.8	9%
Finance, insurance and other, net	202.1	172.6	17%	392.8	341.6	15%
Total revenues	3,657.2	3,453.0	6%	7,308.5	6,837.0	7%
Cost of sales:
Retail new vehicles	(1,566.9)	(1,454.8)	(8)%	(3,133.8)	(2,814.2)	(11)%
Fleet new vehicles	(28.9)	(25.2)	(15)%	(50.4)	(44.1)	(14)%
Total new vehicles	(1,595.8)	(1,480.0)	(8)%	(3,184.2)	(2,858.3)	(11)%
Used vehicles	(1,132.6)	(1,141.5)	1%	(2,311.3)	(2,310.1)	—%
Wholesale vehicles	(84.9)	(71.9)	(18)%	(168.8)	(149.9)	(13)%
Total vehicles	(2,813.3)	(2,693.4)	(4)%	(5,664.3)	(5,318.3)	(7)%
Parts, service and collision repair	(241.7)	(220.5)	(10)%	(475.5)	(443.4)	(7)%
Total cost of sales	(3,055.0)	(2,913.9)	(5)%	(6,139.8)	(5,761.7)	(7)%
Gross profit	602.2	539.1	12%	1,168.7	1,075.3	9%
Selling, general and administrative expenses	(412.6)	(393.0)	(5)%	(792.9)	(785.3)	(1)%
Impairment charges	(172.4)	(1.4)	NM	(173.8)	(2.4)	NM
Depreciation and amortization	(40.5)	(37.0)	(9)%	(80.4)	(73.2)	(10)%
Operating income (loss)	(23.3)	107.7	(122)%	121.6	214.4	(43)%
Other income (expense):
Interest expense, floor plan	(18.3)	(22.2)	18%	(38.3)	(42.5)	10%
Interest expense, other, net	(27.4)	(29.3)	6%	(55.0)	(58.3)	6%
Other income (expense), net	(0.1)	(0.5)	NM	—	(0.4)	NM
Total other income (expense)	(45.8)	(52.0)	12%	(93.3)	(101.2)	8%
Income (loss) before taxes	(69.1)	55.7	(224)%	28.3	113.2	(75)%
Provision for income taxes - benefit (expense)	23.5	(14.5)	262%	(3.3)	(30.0)	89%
Net income (loss)	$(45.6)	$41.2	(211)%	$25.0	$83.2	(70)%

Basic earnings (loss) per common share	$(1.34)	$1.21	(211)%	$0.74	$2.45	(70)%
Basic weighted-average common shares outstanding	34.1	34.0	—%	34.0	34.0	—%

Diluted earnings (loss) per common share	$(1.34)	$1.18	(214)%	$0.72	$2.39	(70)%
Diluted weighted-average common shares outstanding	34.1	34.9	2%	34.7	34.8	—%

Dividends declared per common share	$0.35	$0.30	17%	$0.70	$0.60	17%
NM = Not Meaningful

Franchised Dealerships Segment - Reported

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2025	2024	% Change	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,639.1	$1,530.9	7%	$3,276.1	$2,970.8	10%
Fleet new vehicles	29.5	26.2	13%	51.5	45.8	12%
Total new vehicles	1,668.6	1,557.1	7%	3,327.6	3,016.6	10%
Used vehicles	744.9	732.1	2%	1,490.6	1,461.4	2%
Wholesale vehicles	57.8	48.4	19%	112.2	96.9	16%
Total vehicles	2,471.3	2,337.6	6%	4,930.4	4,574.9	8%
Parts, service and collision repair	484.9	434.4	12%	952.4	874.3	9%
Finance, insurance and other, net	144.3	124.2	16%	274.9	243.8	13%
Total revenues	3,100.5	2,896.2	7%	6,157.7	5,693.0	8%
Gross Profit:
Retail new vehicles	95.2	94.9	—%	182.0	189.0	(4)%
Fleet new vehicles	0.6	1.0	(40)%	1.1	1.7	(35)%
Total new vehicles	95.8	95.9	—%	183.1	190.7	(4)%
Used vehicles	39.5	38.7	2%	79.4	79.6	—%
Wholesale vehicles	(0.9)	(0.5)	(80)%	(1.9)	(0.7)	(171)%
Total vehicles	134.4	134.1	—%	260.6	269.6	(3)%
Parts, service and collision repair	248.9	219.0	14%	486.1	439.7	11%
Finance, insurance and other, net	144.3	124.2	16%	274.9	243.8	13%
Total gross profit	527.6	477.3	11%	1,021.6	953.1	7%
Selling, general and administrative expenses	(360.2)	(347.9)	(4)%	(686.1)	(686.4)	—%
Impairment charges	(165.9)	—	NM	(165.9)	(1.0)	NM
Depreciation and amortization	(34.1)	(30.4)	(12)%	(67.5)	(60.2)	(12)%
Operating income (loss)	(32.6)	99.0	(133)%	102.1	205.5	(50)%
Other income (expense):
Interest expense, floor plan	(15.3)	(18.0)	15%	(31.6)	(34.0)	7%
Interest expense, other, net	(26.3)	(27.8)	5%	(52.9)	(55.6)	5%
Other income (expense), net	(0.1)	(0.5)	NM	0.1	(0.5)	NM
Total other income (expense)	(41.7)	(46.3)	10%	(84.4)	(90.1)	6%
Income (loss) before taxes	(74.3)	52.7	(241)%	17.7	115.4	(85)%
Add: Impairment charges	165.9	—	NM	165.9	1.0	NM
Segment income (loss)	$91.6	$52.7	74%	$183.6	$116.4	58%

Unit Sales Volume:
Retail new vehicles	28,084	26,512	6%	56,166	51,809	8%
Fleet new vehicles	571	514	11%	954	893	7%
Total new vehicles	28,655	27,026	6%	57,120	52,702	8%
Used vehicles	24,953	25,668	(3)%	50,394	51,334	(2)%
Wholesale vehicles	6,213	5,248	18%	12,408	10,353	20%
Retail new & used vehicles	53,037	52,180	2%	106,560	103,143	3%
Used-to-New Ratio	0.89	0.97	(8)%	0.90	0.99	(9)%

Gross Profit Per Unit:
Retail new vehicles	$3,391	$3,579	(5)%	$3,240	$3,649	(11)%
Fleet new vehicles	$918	$1,885	(51)%	$1,129	$1,809	(38)%
New vehicles	$3,342	$3,547	(6)%	$3,205	$3,618	(11)%
Used vehicles	$1,583	$1,508	5%	$1,575	$1,550	2%
Finance, insurance and other, net	$2,721	$2,380	14%	$2,580	$2,364	9%

NM = Not Meaningful

Note: Reported Franchised Dealerships Segment results include (i) same store results from the “Franchised Dealerships Segment - Same Store” table below and (ii) the effects of acquisitions, open points, dispositions and holding company impacts for the periods reported. All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Franchised Dealerships Segment - Same Store

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2025	2024	% Change	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,625.4	$1,527.3	6%	$3,246.9	$2,963.0	10%
Fleet new vehicles	29.5	26.2	13%	51.5	45.8	12%
Total new vehicles	1,654.9	1,553.5	7%	3,298.4	3,008.8	10%
Used vehicles	733.4	728.5	1%	1,464.2	1,453.8	1%
Wholesale vehicles	56.7	48.1	18%	110.6	95.9	15%
Total vehicles	2,445.0	2,330.1	5%	4,873.2	4,558.5	7%
Parts, service and collision repair	478.3	433.2	10%	939.5	871.7	8%
Finance, insurance and other, net	142.5	123.9	15%	271.5	243.1	12%
Total revenues	3,065.8	2,887.2	6%	6,084.2	5,673.3	7%
Gross Profit:
Retail new vehicles	94.5	95.2	(1)%	180.7	189.5	(5)%
Fleet new vehicles	0.5	1.0	(50)%	1.1	1.6	(31)%
Total new vehicles	95.0	96.2	(1)%	181.8	191.1	(5)%
Used vehicles	39.1	39.4	(1)%	78.0	80.3	(3)%
Wholesale vehicles	(0.8)	(0.5)	(60)%	(1.7)	(0.7)	(143)%
Total vehicles	133.3	135.1	(1)%	258.1	270.7	(5)%
Parts, service and collision repair	245.4	218.3	12%	479.6	437.9	10%
Finance, insurance and other, net	142.5	123.9	15%	271.5	243.1	12%
Total gross profit	$521.2	$477.3	9%	$1,009.2	$951.7	6%

Unit Sales Volume:
Retail new vehicles	27,867	26,432	5%	55,695	51,630	8%
Fleet new vehicles	571	514	11%	954	893	7%
Total new vehicles	28,438	26,946	6%	56,649	52,523	8%
Used vehicles	24,584	25,545	(4)%	49,567	51,039	(3)%
Wholesale vehicles	6,109	5,206	17%	12,213	10,261	19%
Retail new & used vehicles	52,451	51,977	1%	105,262	102,669	3%
Used-to-New Ratio	0.88	0.97	(9)%	0.89	0.99	(10)%

Gross Profit Per Unit:
Retail new vehicles	$3,391	$3,603	(6)%	$3,245	$3,670	(12)%
Fleet new vehicles	$918	$1,885	(51)%	$1,129	$1,809	(38)%
New vehicles	$3,342	$3,570	(6)%	$3,209	$3,638	(12)%
Used vehicles	$1,590	$1,541	3%	$1,573	$1,573	—%
Finance, insurance and other, net	$2,718	$2,383	14%	$2,580	$2,367	9%

Note: All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

EchoPark Segment - Reported

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2025	2024	% Change	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Used vehicles	427.4	448.9	(5)%	$901.1	$931.7	(3)%
Wholesale vehicles	25.4	21.9	16%	52.8	50.7	4%
Total vehicles	452.8	470.8	(4)%	953.9	982.4	(3)%
Finance, insurance and other, net	55.8	46.5	20%	114.5	94.3	21%
Total revenues	508.6	517.3	(2)%	1,068.4	1,076.7	(1)%
Gross Profit:
Used vehicles	6.9	4.7	47%	12.3	10.0	23%
Wholesale vehicles	(0.6)	(0.1)	(500)%	(0.8)	(0.6)	(33)%
Total vehicles	6.3	4.6	37%	11.5	9.4	22%
Finance, insurance and other, net	55.8	46.5	20%	114.5	94.3	21%
Total gross profit	62.1	51.1	22%	126.0	103.7	22%
Selling, general and administrative expenses	(42.2)	(37.2)	(13)%	(87.0)	(82.8)	(5)%
Impairment charges	—	(1.4)	NM	(0.2)	(1.4)	NM
Depreciation and amortization	(5.2)	(5.6)	7%	(10.5)	(11.1)	5%
Operating income (loss)	14.7	6.9	113%	28.3	8.4	237%
Other income (expense):
Interest expense, floor plan	(2.6)	(3.8)	32%	(5.8)	(7.6)	24%
Interest expense, other, net	(0.4)	(0.7)	43%	(0.8)	(1.3)	38%
Other income (expense), net	—	0.1	NM	0.1	—	NM
Total other income (expense)	3.0	(4.4)	168%	(6.5)	(8.9)	27%
Income (loss) before taxes	11.7	2.5	368%	21.8	(0.5)	NM
Add: Impairment charges	—	1.4	NM	0.2	1.4	NM
Segment income (loss)	$11.7	$3.9	200%	$22.0	$0.9	NM

Unit Sales Volume:
Used vehicles	16,742	16,641	1%	35,540	34,622	3%
Wholesale vehicles	3,097	2,593	19%	6,247	5,587	12%

Gross Profit Per Unit:
Total used vehicle and F&I	$3,747	$3,078	22%	$3,569	$3,014	18%

NM = Not Meaningful

EchoPark Segment - Same Market

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2025	2024	% Change	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Used vehicles	$427.5	$448.9	(5)%	$901.2	$922.1	(2)%
Wholesale vehicles	25.4	21.9	16%	52.8	47.4	11%
Total vehicles	452.9	470.8	(4)%	954.0	969.5	(2)%
Finance, insurance and other, net	56.1	47.3	19%	115.2	94.8	22%
Total revenues	509.0	518.1	(2)%	1,069.2	1,064.3	—%
Gross Profit:
Used vehicles	6.1	4.8	27%	10.4	10.4	—%
Wholesale vehicles	(0.6)	(0.2)	(200)%	(0.8)	—	(100)%
Total vehicles	5.5	4.6	20%	9.6	10.4	(8)%
Finance, insurance and other, net	56.1	47.3	19%	115.2	94.8	22%
Total gross profit	$61.6	$51.9	19%	$124.8	$105.2	19%

Unit Sales Volume:
Used vehicles	16,742	16,641	1%	35,540	34,259	4%
Wholesale vehicles	3,097	2,593	19%	6,247	5,378	16%

Gross Profit Per Unit:
Total used vehicle and F&I	$3,717	$3,127	19%	$3,535	$3,071	15%

Note: All currently operating EchoPark stores in a local geographic market are included within the same market group as of the first full month following the first anniversary of the market's opening.

Powersports Segment - Reported

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2025	2024	% Change	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$26.9	$21.7	24%	$46.3	$37.5	23%
Used vehicles	8.3	5.3	57%	14.0	8.7	61%
Wholesale vehicles	0.3	0.9	(67)%	1.1	1.1	—%
Total vehicles	35.5	27.9	27%	61.4	47.3	30%
Parts, service and collision repair	10.6	9.7	9%	17.6	16.5	7%
Finance, insurance and other, net	2.0	2.0	—%	3.4	3.5	(3)%
Total revenues	48.1	39.6	21%	82.4	67.3	22%
Gross Profit:
Retail new vehicles	3.9	2.9	34%	6.6	5.2	27%
Used vehicles	1.6	1.3	23%	2.7	2.2	23%
Wholesale vehicles	—	(0.1)	100%	—	(0.1)	100%
Total vehicles	5.5	4.1	34%	9.3	7.3	27%
Parts, service and collision repair	5.0	4.6	9%	8.4	7.7	9%
Finance, insurance and other, net	2.0	2.0	—%	3.4	3.5	(3)%
Total gross profit	12.5	10.7	17%	21.1	18.5	14%
Selling, general and administrative expenses	(10.2)	(7.9)	(29)%	(19.8)	(16.0)	(24)%
Impairment charges	(6.5)	—	NM	(7.6)	—	NM
Depreciation and amortization	(1.2)	(1.0)	(20)%	(2.5)	(2.0)	(25)%
Operating income (loss)	(5.4)	1.8	(400)%	(8.8)	0.5	(1,860)%
Other income (expense):
Interest expense, floor plan	(0.4)	(0.5)	20%	(0.9)	(1.0)	10%
Interest expense, other, net	(0.7)	(0.8)	13%	(1.4)	(1.3)	(8)%
Other income (expense), net	—	—	NM	—	0.1	NM
Total other income (expense)	(1.1)	(1.3)	15%	(2.3)	(2.2)	(5)%
Income (loss) before taxes	(6.5)	0.5	(1,400)%	(11.1)	(1.7)	(553)%
Add: Impairment charges	6.5	—	NM	7.6	—	NM
Segment income (loss)	$—	$0.5	(100)%	$(3.5)	$(1.7)	(106)%

Unit Sales Volume:
Retail new vehicles	1,394	1,193	17%	2,387	2,038	17%
Used vehicles	817	522	57%	1,395	931	50%
Wholesale vehicles	58	18	222%	118	31	281%

Gross Profit Per Unit:
Retail new vehicles	$2,828	$2,466	15%	$2,767	$2,553	8%
Used vehicles	$2,014	$2,423	(17)%	$1,935	$2,318	(17)%
Finance, insurance and other, net	$889	$1,153	(23)%	$912	$1,172	(22)%

NM = Not Meaningful

Powersports Segment - Same Store

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2025	2024	% Change	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$23.5	$20.8	13%	$39.8	$36.0	11%
Used vehicles	7.2	5.0	44%	11.6	8.0	45%
Wholesale vehicles	0.1	0.8	(88)%	1.1	0.9	22%
Total vehicles	30.8	26.6	16%	52.5	44.9	17%
Parts, service and collision repair	9.5	9.3	2%	15.2	15.6	(3)%
Finance, insurance and other, net	1.9	1.8	6%	3.2	3.2	—%
Total revenues	42.2	37.7	12%	70.9	63.7	11%
Gross Profit:
Retail new vehicles	3.4	2.9	17%	5.6	5.1	10%
Used vehicles	1.5	1.2	25%	2.3	2.0	15%
Wholesale vehicles	—	—	—%	—	(0.1)	100%
Total vehicles	4.9	4.1	20%	7.9	7.0	13%
Parts, service and collision repair	4.6	4.4	5%	7.4	7.4	—%
Finance, insurance and other, net	1.9	1.8	6%	3.2	3.2	—%
Total gross profit	$11.4	$10.3	11%	$18.5	$17.6	5%

Unit Sales Volume:
Retail new vehicles	1,237	1,159	7%	2,087	1,975	6%
Used vehicles	725	495	46%	1,191	869	37%
Wholesale vehicles	55	18	206%	115	31	271%
Retail new & used vehicles	1,962	1,654	19%	3,278	2,844	15%
Used-to-New Ratio	0.59	0.43	37%	0.57	0.44	30%

Gross Profit Per Unit:
Retail new vehicles	$2,771	$2,489	11%	$2,696	$2,564	5%
Used vehicles	$2,043	$2,458	(17)%	$1,940	$2,327	(17)%
Finance, insurance and other, net	$948	$1,095	(13)%	$984	$1,125	(13)%

Note: All currently operating powersports stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Non-GAAP Reconciliation - Consolidated - SG&A Expenses

	Three Months Ended June 30,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$264.8	$250.9	$(13.9)	(6)%
Advertising	24.4	21.6	(2.8)	(13)%
Rent	9.9	7.7	(2.2)	(29)%
Other	113.5	112.8	(0.7)	(1)%
Total SG&A expenses	$412.6	$393.0	$(19.6)	(5)%
Adjustments:
Acquisition and disposition-related gain (loss)	$(1.6)	$0.6
Cyber insurance proceeds	10.0	—
Excess compensation related to CDK outage	—	(9.6)
Storm damage charges	(4.1)	(3.6)
Gain (loss) on exit of leased dealerships	—	3.0
Severance and long-term compensation charges	—	(0.7)
Total SG&A adjustments	$4.3	$(10.3)
Adjusted:
Total adjusted SG&A expenses	$416.9	$382.7	$(34.2)	(9)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	44.0%	46.5%	250	bps
Advertising	4.1%	4.0%	(10)	bps
Rent	1.6%	1.4%	(20)	bps
Other	18.8%	21.0%	220	bps
Total SG&A expenses as a % of gross profit	68.5%	72.9%	440	bps

Adjustments:
Acquisition and disposition-related gain (loss)	(0.3)%	0.1%
Cyber insurance proceeds	1.7%	—%
Excess compensation related to CDK outage	—%	(2.1)%
Storm damage charges	(0.7)%	(0.7)%
Gain (loss) on exit of leased dealerships	—%	0.6%
Severance and long-term compensation charges	—%	(0.1)%
Total effect of adjustments	0.7%	(2.2)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	69.2%	70.7%	150	bps

Reported:
Total gross profit	$602.2	$539.1	$63.1	12%
Adjustments:
Excess compensation related to CDK outage	$—	$2.0
Total adjustments	$—	$2.0
Adjusted:
Total adjusted gross profit	$602.2	$541.1	$61.1	11%

	Six Months Ended June 30,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$523.3	$498.1	$(25.2)	(5)%
Advertising	48.2	43.9	(4.3)	(10)%
Rent	20.1	17.1	(3.0)	(18)%
Other	201.3	226.2	24.9	11%
Total SG&A expenses	$792.9	$785.3	$(7.6)	(1)%
Adjustments:
Acquisition and disposition-related gain (loss)	$(2.6)	$0.6
Closed store accrued expenses	—	(2.1)
Cyber insurance proceeds	40.0	—
Excess compensation related to CDK outage	—	(9.6)
Storm damage charges	(5.0)	(3.6)
Gain (loss) on exit of leased dealerships	—	3.0
Severance and long-term compensation charges	—	(5.0)
Total SG&A adjustments	$32.4	$(16.7)
Adjusted:
Total adjusted SG&A expenses	$825.3	$768.6	$(56.7)	(7)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	44.8%	46.3%	150	bps
Advertising	4.1%	4.1%	—	bps
Rent	1.7%	1.6%	(10)	bps
Other	17.2%	21.0%	380	bps
Total SG&A expenses as a % of gross profit	67.8%	73.0%	520	bps
Adjustments:
Acquisition and disposition-related gain (loss)	(0.2)%	0.1%
Closed store accrued expenses	—%	(0.2)%
Cyber insurance proceeds	3.4%	—%
Excess compensation related to CDK outage	—%	(1.0)%
Storm damage charges	(0.4)%	(0.4)%
Gain (loss) on exit of leased dealerships	—%	0.3%
Severance and long-term compensation charges	—%	(0.5)%
Total effect of adjustments	2.8%	(1.7)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	70.6%	71.3%	70	bps

Reported:
Total gross profit	$1,168.7	$1,075.3	$93.4	9%
Adjustments:
Excess compensation related to CDK outage	$—	$2.0
Total adjustments	$—	$2.0

Adjusted:
Total adjusted gross profit	$1,168.7	$1,077.3	$91.4	8%

Non-GAAP Reconciliation - Franchised Dealerships Segment - SG&A Expenses

	Three Months Ended June 30,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$232.3	$221.9	$(10.4)	(5)%
Advertising	16.7	14.3	(2.4)	(17)%
Rent	9.4	10.3	0.9	9%
Other	101.8	101.4	(0.4)	—%
Total SG&A expenses	$360.2	$347.9	$(12.3)	(4)%
Adjustments:
Acquisition and disposition-related gain (loss)	$(2.4)	$—
Cyber insurance proceeds	10.0	—
Excess compensation related to CDK outage	—	(9.2)
Storm damage charges	(4.1)	(3.6)
Total SG&A adjustments	$3.5	$(12.8)
Adjusted:
Total adjusted SG&A expenses	$363.7	$335.1	$(28.6)	(9)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	44.0%	46.5%	250	bps
Advertising	3.2%	3.0%	(20)	bps
Rent	1.8%	2.2%	40	bps
Other	19.3%	21.2%	190	bps
Total SG&A expenses as a % of gross profit	68.3%	72.9%	460	bps
Adjustments:
Acquisition and disposition-related gain (loss)	(0.5)%	—%
Cyber insurance proceeds	1.9%	—%
Excess compensation related to CDK outage	—%	(2.2)%
Storm damage charges	(0.8)%	(0.8)%
Total effect of adjustments	0.6%	(3.0)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	68.9%	69.9%	100	bps

Reported:
Total gross profit	$527.6	$477.3	$50.3	11%
Adjustments:
Excess compensation related to CDK outage	$—	$2.0
Total adjustments	$—	$2.0
Adjusted:
Total adjusted gross profit	$527.6	$479.3	$48.3	10%

	Six Months Ended June 30,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$458.7	$438.3	$(20.4)	(5)%
Advertising	32.6	29.6	(3.0)	(10)%
Rent	19.1	20.4	1.3	6%
Other	175.7	198.1	22.4	11%
Total SG&A expenses	$686.1	$686.4	$0.3	—%
Adjustments:
Acquisition and disposition-related gain (loss)	$(2.7)	$—
Cyber insurance proceeds	40.0	—
Excess compensation related to CDK outage	—	(9.2)
Storm damage charges	(5.0)	(3.6)
Severance and long-term compensation charges	—	(2.2)
Total SG&A adjustments	$32.3	$(15.0)
Adjusted:
Total adjusted SG&A expenses	$718.4	$671.4	$(47.0)	(7)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	44.9%	46.0%	110	bps
Advertising	3.2%	3.1%	(10)	bps
Rent	1.9%	2.1%	20	bps
Other	17.2%	20.8%	360	bps
Total SG&A expenses as a % of gross profit	67.2%	72.0%	480	bps
Adjustments:
Acquisition and disposition-related gain (loss)	(0.3)%	—%
Cyber insurance proceeds	3.9%	—%
Excess compensation related to CDK outage	—%	(1.1)%
Storm damage charges	(0.5)%	(0.4)%
Severance and long-term compensation charges	—%	(0.2)%
Total effect of adjustments	3.1%	(1.7)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	70.3%	70.3%	—	bps

Reported:
Total gross profit	$1,021.6	$953.1	$68.5	7%
Adjustments:
Excess compensation related to CDK outage	$—	$2.0
Total adjustments	$—	$2.0

Adjusted:
Total adjusted gross profit	$1,021.6	$955.1	$66.5	7%

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses

	Three Months Ended June 30,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$25.2	$23.3	$(1.9)	(8)%
Advertising	7.3	7.0	(0.3)	(4)%
Rent	0.7	(2.7)	(3.4)	126%
Other	9.0	9.6	0.6	6%
Total SG&A expenses	$42.2	$37.2	$(5.0)	(13)%
Adjustments:
Acquisition and disposition-related gain (loss)	$0.8	$0.6
Excess compensation related to CDK outage	—	(0.4)
Gain (loss) on exit of leased dealerships	—	3.0
Severance and long-term compensation charges	—	(0.7)
Total SG&A adjustments	$0.8	$2.5
Adjusted:
Total adjusted SG&A expenses	$43.0	$39.7	$(3.3)	(8)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	42.7%	45.6%	290	bps
Advertising	12.4%	13.6%	120	bps
Rent	1.2%	(5.2)%	(640)	bps
Other	11.7%	18.9%	720	bps
Total SG&A expenses as a % of gross profit	68.0%	72.9%	490	bps
Adjustments:
Acquisition and disposition-related gain (loss)	1.3%	1.2%
Excess compensation related to CDK outage	—%	(0.8)%
Gain (loss) on exit of leased dealerships	—%	5.7%
Severance and long-term compensation charges	—%	(1.3)%
Total effect of adjustments	1.3%	4.8%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	69.3%	77.7%	840	bps

Reported:
Total gross profit	$62.1	$51.1	$11.0	22%

	Six Months Ended June 30,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$51.1	$48.5	$(2.6)	(5)%
Advertising	15.1	13.6	(1.5)	(11)%
Rent	1.4	(3.4)	(4.8)	(141)%
Other	19.4	24.1	4.7	20%
Total SG&A expenses	$87.0	$82.8	$(4.2)	(5)%
Adjustments:
Acquisition and disposition-related gain (loss)	$1.0	$0.6
Closed store accrued expenses	—	(2.1)
Excess compensation related to CDK outage	—	(0.4)
Gain (loss) on exit of leased dealerships	—	3.0
Severance and long-term compensation charges	—	(2.8)
Total SG&A adjustments	$1.0	$(1.7)
Adjusted:
Total adjusted SG&A expenses	$88.0	$81.1	$(6.9)	(9)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	41.6%	46.7%	510	bps
Advertising	12.3%	13.1%	80	bps
Rent	1.1%	(3.3)%	(440)	bps
Other	14.1%	23.4%	930	bps
Total SG&A expenses as a % of gross profit	69.1%	79.9%	1,080	bps
Adjustments:
Acquisition and disposition-related gain (loss)	0.8%	0.6%
Closed store accrued expenses	—%	(2.1)%
Excess compensation related to CDK outage	—%	(0.4)%
Gain (loss) on exit of leased dealerships	—%	3.0%
Severance and long-term compensation charges	—%	(2.8)%
Total effect of adjustments	0.8%	(1.7)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	69.9%	78.2%	830	bps

Reported:
Total gross profit	$126.0	$103.7	$22.3	22%

Non-GAAP Reconciliation - Powersports Segment - SG&A Expenses

	Three Months Ended June 30,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$7.3	$5.7	$(1.6)	(28)%
Advertising	0.3	0.4	0.1	25%
Rent	(0.3)	0.1	0.4	400%
Other	2.9	1.7	(1.2)	(71)%
Total SG&A expenses	$10.2	$7.9	$(2.3)	(29)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	58.1%	53.2%	(490)	bps
Advertising	2.4%	3.8%	140	bps
Rent	(2.0)%	0.9%	290	bps
Other	22.6%	15.8%	(680)	bps
Total SG&A expenses as a % of gross profit	81.1%	73.7%	(740)	bps

Reported:
Total gross profit	$12.5	$10.7	$1.8	17%

	Six Months Ended June 30,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$13.5	$11.4	$(2.1)	(18)%
Advertising	0.6	0.8	0.2	25%
Rent	(0.4)	0.1	0.5	500%
Other	6.1	3.7	(2.4)	(65)%
Total SG&A expenses	$19.8	$16.0	$(3.8)	(24)%
Adjustments:
Acquisition and disposition-related gain (loss)	$(0.9)	$—
Total SG&A adjustments	$(0.9)	$—
Adjusted:
Total adjusted SG&A expenses	$18.9	$16.0

Reported:
SG&A expenses as a % of gross profit:
Compensation	64.0%	61.4%	(260)	bps
Advertising	2.6%	4.3%	170	bps
Rent	(2.0)%	0.7%	270	bps
Other	29.2%	20.3%	(890)	bps
Total SG&A expenses as a % of gross profit	93.8%	86.7%	(710)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	(4.2)%	—%
Total effect of adjustments	(4.2)%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	89.6%	86.7%	(290)	bps

Reported:
Total gross profit	$21.1	$18.5	$2.6	14%

Non-GAAP Reconciliation - Franchised Dealerships Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended June 30,			Six Months Ended June 30,
	2025	2024	% Change	2025	2024	% Change
	(In millions)
Reported:
Income (loss) before taxes	$(74.3)	$52.7	(241)%	$17.7	$115.4	(85)%
Add: Impairment charges	165.9	—		165.9	1.0
Segment income (loss)	$91.6	$52.7	74%	$183.6	$116.4	58%

Adjustments:
Acquisition and disposition-related (gain) loss	$2.4	$—		$2.7	$—
Cyber insurance proceeds	(10.0)	—		(40.0)	—
Excess compensation related to CDK outage	—	11.2		—	11.2
Storm damage charges	4.1	3.6		5.0	3.6
Severance and long-term compensation charges	—	—		—	2.2
Total pre-tax adjustments	$(3.5)	$14.8		$(32.3)	$17.0

Adjusted:
Segment income (loss)	$88.1	$67.5	31%	$151.3	$133.4	13%

Non-GAAP Reconciliation - EchoPark Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended June 30,			Six Months Ended June 30,
	2025	2024	% Change	2025	2024	% Change
	(In millions)
Reported:
Income (loss) before taxes	$11.7	$2.5	(368)%	$21.8	$(0.5)	4460%
Add: Impairment charges	—	1.4		0.2	1.4
Segment income (loss)	$11.7	$3.9	(200)%	$22.0	$0.9	(2344)%

Adjustments:
Acquisition and disposition-related (gain) loss	$(0.8)	$(0.6)		$(1.0)	$(0.6)
Closed store accrued expenses	—	—		$—	$2.1
Excess compensation related to CDK outage	—	0.4		—	0.4
Loss (gain) on exit of leased dealerships	—	(3.0)		—	(3.0)
Severance and long-term compensation charges	—	0.7		—	2.8
Total pre-tax adjustments	$(0.8)	$(2.5)		$(1.0)	$1.7

Adjusted:
Segment income (loss)	$10.9	$1.4	(679)%	$21.0	$2.6	708%

Non-GAAP Reconciliation - Powersports Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended June 30,			Six Months Ended June 30,
	2025	2024	% Change	2025	2024	% Change
	(In millions)
Reported:
Income (loss) before taxes	$(6.5)	$0.5	(1400)%	$(11.1)	$(1.7)	(553)%
Add: Impairment charges	6.5	—		7.6	—
Segment income (loss)	$—	$0.5	(100)%	$(3.5)	$(1.7)	(106)%

Adjustments:
Acquisition and disposition-related (gain) loss	$—	$—		$0.9	$—

Adjusted:
Adjusted segment income (loss)	$—	$0.5	(100.0)%	$(2.6)	$(1.7)	(53)%

Non-GAAP Reconciliation - Consolidated - Net Income (Loss) and Diluted Earnings (Loss) Per Share

	Three Months Ended June 30, 2025			Three Months Ended June 30, 2024
	Weighted- Average Shares	Amount	Per Share Amount	Weighted- Average Shares	Amount	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares, and diluted earnings (loss) per share (1)	34.1	$(45.6)	$(1.34)	34.9	$41.2	$1.18
Adjustments:
Acquisition and disposition-related (gain) loss		$1.6			$(0.6)
Cyber insurance proceeds		(10.0)			—
Excess compensation related to CDK outage		—			11.6
Storm damage charges		4.1			3.6
Impairment charges		172.4			1.4
Loss (gain) on exit of leased dealerships		—			(3.0)
Severance and long-term compensation charges		—			0.7
Total pre-tax adjustments		$168.1			$13.7
Tax effect of above items		(46.3)			(3.6)
Adjusted net income (loss), diluted shares, and diluted earnings (loss) per share	34.8	$76.2	$2.19	34.9	$51.3	$1.47

(1) Basic Weighted-Average Shares Used For Three Months Ended June 30, 2025 Due To Net Loss On GAAP Basis

	Six Months Ended June 30, 2025			Six Months Ended June 30, 2024
	Weighted- Average Shares	Net Income (Loss)	Per Share Amount	Weighted- Average Shares	Net Income (Loss)	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares, and diluted earnings (loss) per share	34.7	$25.0	$0.72	34.8	$83.2	$2.39
Adjustments:
Acquisition and disposition-related (gain) loss		$2.6			$(0.6)
Closed store accrued expenses		—			2.1
Cyber insurance proceeds		(40.0)			—
Excess compensation related to CDK outage		—			11.6
Storm damage charges		5.0			3.6
Impairment charges		173.8			2.4
Loss (gain) on exit of leased dealerships		—			(3.0)
Severance and long-term compensation charges		—			5.0
Total pre-tax adjustments		$141.4			$21.1
Tax effect of above items		(38.9)			(5.6)
Adjusted net income (loss), diluted shares, and diluted earnings (loss) per share	34.7	$127.5	$3.68	34.8	$98.7	$2.84

Non-GAAP Reconciliation - Adjusted EBITDA

	Three Months Ended June 30, 2025				Three Months Ended June 30, 2024
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$(45.6)				$41.2
Provision for income taxes				(23.5)				14.5
Income (loss) before taxes	$(74.3)	$11.7	$(6.5)	$(69.1)	$52.7	$2.5	$0.5	$55.7
Non-floor plan interest (1)	24.7	0.4	0.7	25.8	26.5	0.7	0.8	28.0
Depreciation and amortization (2)	35.8	5.1	1.3	42.2	31.6	5.4	1.0	38.0
Stock-based compensation expense	5.7	—	—	5.7	5.9	—	—	5.9
Loss (gain) on exit of leased dealerships	—	—	—	—	—	(3.0)	—	(3.0)
Impairment charges	165.9	—	6.5	172.4	—	1.4	—	1.4
Loss on debt extinguishment	—	—	—	—	0.6	—	—	0.6
Severance and long-term compensation charges	—	—	—	—	—	0.8	—	0.8
Excess compensation related to CDK outage	—	—	—	—	11.2	0.4	—	11.6
Cyber insurance proceeds	(10.0)	—	—	(10.0)	—	—	—	—
Acquisition and disposition related (gain) loss	2.4	(0.8)	—	1.6	(0.3)	(1.0)	—	(1.3)
Storm damage charges	4.1	—	—	4.1	3.6	—	—	3.6
Adjusted EBITDA	$154.3	$16.4	$2.0	$172.7	$131.8	$7.2	$2.3	$141.3

	Six Months Ended June 30, 2025				Six Months Ended June 30, 2024
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$25.0				$83.2
Provision for income taxes				3.3				30.0
Income (loss) before taxes	$17.7	$21.8	$(11.1)	$28.3	$115.4	$(0.5)	$(1.7)	$113.2
Non-floor plan interest (1)	49.6	0.9	1.4	51.9	52.8	1.3	1.3	55.4
Depreciation & amortization (2)	70.8	10.3	2.5	83.6	63.1	10.8	2.0	75.9
Stock-based compensation expense	11.5	—	—	11.5	10.3	—	—	10.3
Loss (gain) on exit of leased dealerships	—	—	—	—	—	(3.0)	—	(3.0)
Impairment charges	165.9	0.2	7.6	173.8	1.0	1.4	—	2.4
Loss on debt extinguishment	—	—	—	—	0.6	—	—	0.6
Severance and long-term compensation charges	—	—	—	—	2.2	2.9	—	5.1
Excess compensation related to CDK outage	—	—	—	—	11.2	0.4	—	11.6
Cyber insurance proceeds	(40.0)	—	—	(40.0)	—	—	—	—
Acquisition and disposition related (gain) loss	2.7	(1.0)	0.9	2.6	(0.3)	(1.0)	—	(1.3)
Storm damage charges	5.0	—	—	5.0	3.6	—	—	3.6
Closed store accrued expenses	$—	$—	$—	$—	$—	$2.1	$—	$2.1
Adjusted EBITDA	$283.2	$32.2	$1.3	$316.7	$259.9	$14.4	$1.6	$275.9

Note: Due to rounding, segment level financial data may not sum to consolidated results.

(1)Includes interest expense, other, net in the accompanying consolidated statements of operations, net of any amortization of debt issuance costs or net debt discount/premium included in (2) below.
(2)Includes the following line items from the accompanying consolidated statements of cash flows: depreciation and amortization of property and equipment; debt issuance cost amortization; and debt discount amortization, net of premium amortization.